Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
May 31, 1998



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4868%



        Excess Protection Level
          3 Month Average 5.57%
          May, 1998 4.97%
          April, 1998  5.90%
          March, 1998 5.83%


        Cash Yield17.95%


        Investor Charge Offs 5.01%


        Base Rate 7.96%


        Over 35 Day Delinquency 5.17%


        Seller's Interest13.80%


        Total Payment Rate13.68%


        Total Principal Balance$35,599,996,121.04


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,911,601,602.55